Exhibit 10.24

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

MASTER SERVICE AGREEMENT

UNITED STATES

This Master Service Agreement (United States) (the “MSA (US)”) is entered into on Nov 28, 2011 (the “Effective Date”) by and between the undersigned customer (“Customer”) and Equinix Operating Co., Inc., for and on behalf of itself or its Affiliates, each of whom may provide Services pursuant to an agreed Order from time to time (and each referred to herein as “Equinix”). Customer and Equinix may be referred to collectively as “Parties” or individually as a “Party”

In consideration of the mutual covenants and conditions set forth below, Equinix and Customer agree as follows:

1. This MSA (US) incorporates the Global Terms and Conditions attached as Attachment A (“GTCs”) and all other attachments to this MSA (US). The term “Agreement” as used in this MSA (US) and in the GTCs shall mean this MSA (US) and everything incorporated by reference into this MSA (US) and in the GTCs, including the Policies and all Orders. Capitalized terms used but not defined in this MSA (US) shall have the meaning ascribed to them in the GTCs.

2. This Agreement will be governed in all respects by the internal laws of the State of California without regard to its conflict of law provisions. The Parties each irrevocably agree to the exclusive jurisdiction of the courts of San Francisco, California, and waive any right to bring any action against the other Party in any other jurisdiction or courts. If any legal action is brought by either Party arising from, or related to the subject matter of this Agreement, the prevailing Party will be entitled to an award of its reasonable attorneys’ fees and costs.

3. Customer will not file a mechanic’s lien or similar lien on, or in connection with, the Licensed Space or IBX Centers. Without limiting the foregoing, in the event a mechanic’s lien or similar lien is filed on or in connection with, the Licensed Space or IBX Centers, Customer will be responsible for the immediate satisfaction, payment or bonding of any such lien. In no event will Customer’s Equipment be construed as fixtures.

4. The Parties agree that the following provision supplements the Global SLA attached as Exhibit A to the GTC for purposes of Services Customer obtains in the United States only:

In the in the event that [**] of Unavailability of [**] Power, measured against an availability standard of [**]% per [**], occurs [**] times within a consecutive [**] period, Customer shall be eligible for [**] equal to [**] of the [**] for the [**] for the affected [**]. As stated in this SLA, the [**] expressly set forth herein are Customer’s [**] remedy if Equinix fails to meet the service level thresholds stated in this SLA, and in any calendar month the maximum [**] to which Customer shall be entitled for any Service will not exceed the [**] for such Service.

MSA (US) October 1. 2010	Equinix Proprietary and Confidential	Page 1 of 3

Executed as an Agreement, which shall not take effect until signed by both Parties below.

Customer to complete:

Customer warrants and represents that the individual signing below has full authority to execute this Agreement on behalf of Customer.

Customer Name:	The Endurance International Group
(Complete Legal Name)

Authorized Signature:	/s/ Ronald A. LaSalvia

Printed Name:	Ronald A. LaSalvia

Title:	EVP, Operations

Street address for notices:

70 Blanchard Road

Burlington, MA 01803

Phone: [**]

Facsimile number: [**]

Electronic mail address: [**]

Equinix to complete:

Equinix warrants and represents that the individual signing below has full authority to execute this Agreement on behalf of Equinix.

Authorized Signature:	/s/ Robert Ponticelli

Printed Name:	Robert Ponticelli

Title:

Street address for notices:

One Lagoon Drive, 4th Floor Redwood City, California 94065, USA

Phone: [**] Facsimile number: [**] Electronic mail address: [**]

MSA (US) October 1. 2010	Equinix Proprietary and Confidential	Page 2 of 3

Attachment A

GTCs

The remainder of this page is intentionally blank.

MSA (US) October 1. 2010	Equinix Proprietary and Confidential	Page 3 of 3

NOTE REGARDING USE OF THIS DOCUMENT: These Global Terms and Conditions (GTC) are intended to be incorporated into country-specific master service agreements, and Services may not be ordered in a country until the GTC end applicable master service agreements are fully executed.

GLOBAL TERMS AND CONDITIONS

1.	ORDERING AND PROVISION OF SERVICES

Customer may request Services from Equinix by placing Order(s). Upon agreement of Order(s), Equinix shall provide Services to Customer pursuant to this Agreement.

2.	PAYMENT TERMS AND TAXES

a. Service Fees will accrue from the Billing Commencement Date and Customer will be liable for Service Fees for the full term specified in each Order. Customer will pay in full all invoices from Equinix in the currency stipulated in the Order within [**] days of the date of invoice. Interest shall be charged on past due amounts at the [**] of (i) [**] per cent ([**]%) per month; or (ii) the [**]. Unless otherwise mutually agreed, Equinix will Invoice monthly in [**] for all recurring Service Fees and in [**] for usage-based or non-recurring Service Fees, Service Fees will be listed on Orders, except for Online Orders and Phone Orders which win be subject to Equinix’s [**] price unless otherwise mutually agreed.

b. If Customer wishes to dispute a charge listed on an invoice (a “Disputed Amount”), Customer must submit a written notice with reasonable supporting documentation within [**] days of the date of the initial invoice on which the Disputed Amount appears, failing which Customer waives [**] rights to dispute such Disputed Amount and to file any claim.

c. If Customer’s account is past due [**] times in any [**] period, Equinix may charge Customer a deposit of [**] of the [**] to be held [**] interest (the “Deposit”), Equinix may deduct amounts due from the Deposit and will return or credit any remainder upon termination.

d. All amounts payable by Customer to Equinix under this Agreement exclude Taxes. Customer shall be responsible for (i) Taxes related to its activities and the ownership and operation of Customer’s Equipment and (ii) Taxes imposed, levied or assessed thereon by any governmental or other authorities. If Customer is required to make any deduction, withholding or payment for Taxes in any Jurisdiction on amounts payable to Equinix, such amounts will be increased such that after making such deduction, Equinix receives an amount equal to what it would have received if such deduction, withholding or payment had not been made.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 1 of 13

3.	ACCESS TO AND USE OF THE IBX CENTERS

a. Subject to the terms and conditions of this Agreement, Customer will have access to the Licensed Space [**].

b. Customer will comply with the Policies, which have been furnished to Customer and are incorporated herein by reference. Equinix may modify the Policies from time to time effective upon notice. Customer may terminate an order for a Licensed Space if Equinix modifies the Policies in a way that materially adversely affects Customer’s use of the Services in such Licensed Space and Customer provides written notice of termination within [**] days from the date of Equinix’s notice.

c. Customer may sublicense Licensed Space to a Sublicensee provided that (i) the terms and conditions of such sublicense will be no less restrictive than this Agreement; (ii) Customer will not act or purport to act on behalf of Equinix or any landlord of Equinix; (iii) Customer will require the Sublicensee to abide by this Agreement and the applicable Policies; and (iv) Equinix shall not be deemed to have any obligations to any Sublicensee. No Sublicensee shall further sublicense any Services. Notwithstanding any sublicensing, Customer remains responsible to Equinix for the performance of all obligations under this Agreement including the payment of all amounts owed under this Agreement.

d. Customer will be responsible and liable for all acts or omissions of Customer’s Authorized Persons, Accompanying Persons, Associated Entities and for any equipment or services not provided by Equinix. Customer will indemnify, defend and hold harmless the Equinix Parties from any and all liability, loss, damages, costs and expenses (including reasonable attorneys’ fees and expenses) for third-party claims brought by, arising from or related to Customer’s Authorized Persons, Accompanying Persons or Associated Entities.

e. This is a services agreement and is not intended to and does not constitute a lease of any real or personal property or a grant of any other real property interest. Customer acknowledges and agrees that (i) for Services provided in a common law Jurisdiction. It is granted only a license to use the Licensed Space in accordance with this Agreement: and (ii) for Services provided in a civil law jurisdiction, the Licensed Space is made available and Customer is granted permission to access and use the Licensed Space in accordance with this Agreement. This Agreement is subject and subordinate to the leases for the IBX Centers and all superior instruments to such leases, Customer’s Equipment will not be construed as fixtures or fittings, Equinix will retain title to all parts and materials used or provided by Equinix in the performance of the Services.

4.	WARRANTY AND LIMITATION OF LIABILITY

a. Each Party represents, warrants and covenants that it will comply with all applicable laws and regulations in connection with this Agreement. Equinix represents, warrants and covenants that it shall perform the Services in a professional and workmanlike manner. Customer represents, warrants and covenants that it will maintain throughout the Term the legal right and authority (including regulatory consents) to operate, configure, install, maintain and repair Customer’s Equipment as contemplated by this Agreement.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 2 of 13

b. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, EQUINIX DOES NOT MAKE AND HEREBY DISCLAIMS ALL WARRANTIES INCLUDING BUT NOT LIMITED TO EXPRESS, IMPLIED AND STATUTORY WARRANTIES THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE AND THE IMPLIED WARRANTIES OF MERCHANTABILITY OR SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF ANY THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS. ALL SERVICES ARE PROVIDED OR PERFORMED ON AN “AS IS”, “AS AVAILABLE” BASIS, AND CUSTOMER’S USE OF THE SERVICES IS SOLELY AT ITS OWN RISK.

c. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR (i) LOST PROFITS; (ii) LOSS OF BUSINESS; (iii) LOSS OF REVENUES (EXCEPT THAT CUSTOMER SHALL BE LIABLE FOR ANY SERVICE FEES OR OTHER AMOUNTS OWED TO EQUINIX UNDER THIS AGREEMENT); (IV) LOSS OF DATA OR INTERRUPTION OR CORRUPTION OF DATA; (V) ANY CONSEQUENTIAL OR INDIRECT DAMAGES; OR (VI) ANY INCIDENTAL, SPECIAL, RELIANCE, EXEMPLARY OR PUNITIVE DAMAGES (IF APPLICABLE), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

d. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EQUINIX’S TOTAL LIABILITY TO CUSTOMER IN THE AGGREGATE FOR THE ENTIRE TERM (REGARDLESS OF WHETHER THE CLAIMS ARE BROUGHT DURING OR AFTER THE TERM) WITH RESPECT TO ALL CLAIMS ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT (INCLUDING ATTORNEY’S FEES) WILL NOT EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER TO EQUINIX FOR THE THREE (3) MONTH PERIOD IMMEDIATELY PRECEDING THE MONTH IN WHICH THE FIRST CLAIM AROSE, AS A FURTHER LIMITATION, EQUINIX’S MAXIMUM LIABILITY FOR ANY CLAIMS RELATING TO SERVICES OFFERED OR PROVIDED BY EQUINIX (i) FOR A NON-RECURRING CHARGE ONLY; OR (ii) AS SMART HANDS SERVICES SHALL NOT EXCEED THE AMOUNT OF THE SERVICE FEE FOR SUCH SERVICE PROVIDED ON THE OCCASION GIVING RISE TO THE CLAIM.

e. THE LIMITATIONS SET FORTH IN SECTIONS 4(c) AND 4(d) WILL APPLY TO ALL CLAIMS AND CAUSES OF ACTION, REGARDLESS OF WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHER THEORY.

f. Equinix and Customer each waive the right to bring any claim against the other Party arising out of or in any way relating to an Order more than one (1) year after the date such Order expires or is terminated. Each Party recognizes and agrees that the warranty disclaimers, limitations of liability and remedy limitations in this Agreement are materially bargained for by Equinix and Customer.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 3 of 13

5.	INSURANCE

a. Customer agrees to maintain the following insurance (directly in GL or in combination with Customer’s Umbrella policy(ies), at its expense, for each IBX Center during the Term, with insurers having a minimum AM Best rating of [**] or S4P rating of [**]; (i) Commercial General Liability (GL) or Public Liability insurance with a limit of US$[**] per occurrence, US$[**] in the aggregate (or the local currency equivalent). Such insurance will include coverage for bodily injury and property damage: (ii) Workers’ Compensation and Employer’s Liability insurance where required by local Statute; and (iii) All Risk Property insurance on a [**] basis with limits adequate to cover the value of [**].

b. Customer will furnish Equinix with certificates of insurance upon request that evidence the minimum levels of insurance set forth herein, list Equinix as an additional insured or interested party on the Commercial General Liability or Public Liability policy and designate that Customer’s insurance is primary and non-contributory. Customer waives its insurers rights of subrogation on all policies referenced above. Customer will endeavor to provide at least [**] days’ prior written notice to Equinix of any non-renewal or cancellation of the policies referenced above.

6.	TERM, TERMINATION AND SUSPENSION OF SERVICE

a. This Agreement will commence on the Effective Date and will terminate on the date the last Order then in effect expires or is terminated. A termination of this Agreement shall terminate all Order(s).

b. Either Party may terminate this Agreement by giving written notice to the other Party if the other Party breaches any material term or condition of this Agreement and fails to cure such breach within [**] days in the case of a failure to pay Service Fees) after receipt of such notice. If Customer fails to cure a monetary breach, Customer will be responsible for all collections costs including reasonable attorneys’ fees. If the breach (other than where Customer has failed to pay Service Fees) cannot be cured within [**] days, the breaching Party shall be given a reasonable period of time, but not to exceed [**] days after receipt of the notice, to cure the breach, provided that the breaching Party acts promptly and diligently to cure such breach.

c. Either Party may terminate this Agreement immediately upon giving written notice to the other Party if such other Party becomes unable to pay its debts as they become due, ceases to do business, enters into a deed of arrangement, undergoes judicial management, commences the process of liquidation, has a receiver appointed or begins winding up or similar arrangements.

d. Without limiting Equinix’s rights under Section 8(b). Equinix may suspend the provision of Services, deny access to and the removal of Customer’s Equipment from the IBX Center. If Customer fails to cure any monetary breach of this Agreement within [**] days after notice of the same (or within [**] days after notice of the same in the event Customer’s account is past due on [**] or more occasions during a [**] month period).

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 4 of 13

e. Equinix may suspend the provision of Services if (i) Customer or Customer’s Equipment interferes with Equinix’s operation or maintenance of the IBX Center or with one or more of Equinix’s other Customers’ use thereof, and within a reasonable time, not to exceed [**] after being notified by email or phone, Customer fails to (a) cease such interference; (b) provide a plan acceptable to Equinix to cease such interference; or (c) authorize Equinix to take action to cease such interference (billed at [**] rates); or (ii) in Equinix’s reasonable judgment Customer or Customer’s Equipment has the potential to interfere with Equinix’s operation or maintenance of the IBX Center or with one or more of its other customers’ use thereof, and within a reasonable time, not to exceed [**] after being notified by e-mail or phone, Customer fails to (a) resolve Such potential interference; (b) provide a plan acceptable to Equinix to resolve such potential interference; or (c) authorize Equinix to take action to resolve such potential interference (billed at [**] rates), if Equinix suspends a Service pursuant to this Section 6(e), unless Equinix has subsequently terminated this Agreement as permitted under this Agreement, Equinix will resume the discontinued Service as soon as reasonably practical after it is reasonably satisfied that Customer has cured the breach(es) which gave rise to the suspension; and Equinix may charge a reinstatement fee. Further, Equinix may terminate this Agreement if Customer’s breach referred to in this Section 6(e) continues for at least [**] days or occurs more than [**] times in any [**] month period.

7.	REMOVAL OF CUSTOMER’S PROPERTY

a. Customer will remove all of Customer’s Equipment on or before the [**] or [**] of the applicable Order. Unless Equinix otherwise agrees in writing, failure to remove Customer’s Equipment within [**] days from the [**] of the applicable Order, or within [**] days if the Order is [**]; will constitute abandonment of Customer’s Equipment under the laws of the Jurisdiction where the abandoned property is located and Equinix will be entitled to pursue all available legal remedies, including, without limitation and at Customer’s risk and expense: (i) immediately removing Customer’s Equipment and storing it at Customer’s expense at an on-site or off-site location; (ii) shipping it to Customer, or (iii) upon [**] days’ prior written notice to Customer, liquidating it, and retaining the proceeds

b. While Customer has [**] right to use the Services after an Order expires or terminates, if Equinix permits Customer to do so in its sole discretion, Customer will remain bound by the terms of the Order and this Agreement, including, without limitation, all payment obligations, and such continued use may be terminated by Equinix [**] upon notice.

8.	CONFIDENTIAL INFORMATION

a. “Confidential Information” means information disclosed by one Party to the other Party; including (a) information identified by the disclosing Party, in writing or orally, as confidential at the time of disclosure; (b) information containing the disclosing Party’s Customer lists, customer information, technical information, pricing information, financial position, trade secrets, customer communications or proposals, benchmarking information, satisfaction surveys, or information relating to its business planning or business operations; (c) the terms of this Agreement; (d) the design of the IBX Centers, the Services provided, equipment used at the IBX Centers, the configuration of cables, networks and services at the IBX Centers, information is not

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 5 of 13

deemed Confidential information if it (i) is known to the receiving Party prior to receipt from the disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing Party; (ii) becomes known (independently of disclosure by the disclosing Party) to the receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing Party; (iii) becomes publicly known or otherwise ceases to be confidential, except through a breach of this Agreement by the receiving Party; or (iv) is independently developed by the receiving Party. For the avoidance of doubt, the mere placement of materials or equipment containing information at an Equinix location does not constitute disclosure of such information to Equinix.

b. Neither Party will use or disclose Confidential Information from the other Party without the prior written consent of the other Party except where (i) if in the opinion of counsel, the disclosure is required by applicable law or regulation (including securities laws regarding public disclosure of business information) or by an order of a court or other governmental body having jurisdiction after taking steps to maintain its confidentiality where practicable; or (ii) reasonably necessary to be made to that Party’s, or its Affiliates’, employees, officers, directors, attorneys, accountants and other advisors, or (iii) necessary for a Party to exercise its rights and perform its obligations under this Agreement. In any case, the disclosing Party shall ensure that disclosure shall not be broader than necessary, and that the recipient agrees prior to receipt to keep the information confidential to the same extent as under this Agreement (except that such agreement need not be obtained for disclosures to a court, regulator or arbitrator).

c. Neither Party grants the other Party the right to use its trademarks, service marks, trade names, copyrights, other intellectual property rights or other designations in any promotion, publication, or press release without the prior written consent of the other Party in each case. Notwithstanding this Section 8, (i) Equinix may issue a press release announcing Customer’s entry into the ISX Centers; and (ii) either Party may publicly refer to the other Party as a customer or vendor of Services.

9.	MISCELLANEOUS

a. Notice. Unless expressly staled in the Agreement, all notices, consents, or approvals required by this Agreement will only be effective if in writing and sent by (i) certified or registered mail, postage prepaid; (ii) overnight delivery requiring a signature upon receipt; (iii) delivery by hand; or (iv) facsimile or electronic mail (promptly confirmed by mail) to the Parties at the respective addresses or numbers in this Agreement or as designated in writing by the Parties. Notices, consent and approvals under this Agreement will be in writing and be deemed effective on the date of receipt. Notwithstanding anything to the contrary in this Agreement, notices relating to Policies sent by Equinix shall be presumed to be received five (5) days after mailing if sent by mail, two (2) days later if sent by overnight courier or on the date of dispatch if sent by electronic mall

b. Entire Agreement. This Agreement and all Orders, which are incorporated by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous discussions, negotiations, proposals, understandings and agreements, written or oral, as well as any industry custom. Each

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 6 of 13

Party acknowledges that, in entering into this Agreement, it has not relied on and shall have no right or remedy in respect of, any statement, representation, assurance or warranty other then as expressly set out in this Agreement, but nothing in this section 9(b) shall limit or exclude a Party’s liability for fraud. This Agreement may be executed in two or more counterparts (and the signature pages may be delivered with ink signature or by facsimile or email), each will be deemed an original, but all together will constitute one and the same instrument. Except where otherwise expressly stated herein, this Agreement may be amended only by the written agreement of both Parties.

c. Construction. Each Party agrees that it has reviewed this Agreement, and this Agreement shall not be interpreted more strictly against the drafting Party. The section headings and captions are for convenience only and will not be used to construe this Agreement. If any provision of this Agreement is adjudged by a court to be invalid, illegal or unenforceable, it will not affect the validity, legality, or enforceability of the other part(s) of the same provision or of the other provisions in this Agreement.

d. Survival. Sections 3(d), 4(c) - (i), 7, and 9(d) will survive the termination of this Agreement Section 8 will survive for [**] years after termination of this Agreement.

e. Subcontracting and Transfer. Equinix may permit any other Equinix Affiliate independent contractor or other third party, to perform any of Equinix’s obligations hereunder, provided that Equinix remains primarily liable for the performance of its obligations. Equinix may transfer this Agreement or any of its rights and obligations hereunder with prior notice to Customer. Customer may transfer this Agreement or any of its rights and obligations hereunder to an Affiliate or to an entity which is acquiring all or substantially all of Customer’s business or assets with prior notice to Equinix, and in all such events the person or entity to whom this Agreement is assigned by Customer must agree in writing to be bound by all of the terms of this Agreement. This Agreement will be binding upon and inure to the benefit of all successors and permitted transferees of Equinix and Customer, who will be bound by all of the obligations of their predecessors or transferors.

f. Force Majeure. Except for Customer’s obligation to pay amounts owed under this Agreement, including Service Fees, neither Party will be responsible or in any way liable to the other Party, and neither Party will have any termination or other rights, arising out of or relating to a failure by the other Party to perform any of its obligations under this Agreement if such failure is caused by events or circumstances beyond its reasonable control. These events may include but not be limited to acts of God, war, labor strike, terrorist act, fire, flood, earthquake, health epidemic or any law, order regulation or other action of any governing authority or agency.

g. Conflict. All Orders are subject to the terms and conditions of this Agreement, in the event of ambiguity, conflict or inconsistency among the documents comprising this Agreement, the documents shall be given a descending order of precedence as follows: (i) the Order; (ii) the master service agreement including attachments and exhibits to the master service agreement, other than these Global Terms and Conditions; (iii) the Policies; and (iv) these Global Terms and Conditions.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 7 of 13

h. Data Protection. “Contact Data” means business contact data (including but not limited to CRM databases and data that is set out on access lists at any IBX Center from time to time) containing personal and/or private information of a Party, its agents employees or any authorized user of the Services (including Sublicensees) and its agents, employees, consultants, contractors or partners provided to or obtained by the other Party by virtue of the performance of the Agreement and whose use, processing or transfer of such data is regulated by law or regulation as “personal data”.

Customer acknowledges that Equinix, Equinix Parties and their agents will, by providing the Services, come into possession of Contact Data. Customer acknowledges and agrees that Equinix, Equinix Parties and their agents may use, process and/or transfer Contact Data (including intra-group transfers and transfers to the United States): (i) in connection with the provision of Services; (ii) to incorporate Contact Data into databases controlled by Equinix or Equinix Parties for the purpose of account administration, billing and reconciliation, operational maintenance and support activities, fraud detection and prevention, and customer and market analysis and reporting; and (iii) to communicate to Customer by voice, letter, fax or email regarding products and services of Equinix or Equinix Parties. Customer may withdraw consent for such use, processing or transfer of Contact Data as set out in (iv) above by sending written notice to Equinix on the prescribed form, available from Equinix. Customer acknowledges that it has the right to access Contact Data upon written notice and have any agreed errors in such Contact Data rectified.

i. General. Except where otherwise expressly stated herein, and subject to the limitations set forth in Section 4, the rights and remedies provided for herein are cumulative and not exclusive of any rights or remedies that a Party would otherwise have.

The Parties are independent contractors and this Agreement does not establish any relationship of partnership, joint venture, employment franchise or agency between them. Neither Party may bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

There will be no third party beneficiaries to this Agreement.

No waiver of any breach of any provision of this Agreement will constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver will be effective unless made in writing end signed by an authorized representative of the waiving Party.

Each master service agreement (i) is only binding upon the MSA Signatories and not upon any other Equinix Company or Customer Affiliate and (ii) only affects Orders placed under that master service agreement. For avoidance of doubt, no other Equinix Company or Customer Company except the MSA Signatories are required to agree to any of the terms and conditions set forth in that master service agreement. The Equinix Company that enters into an Order with Customer for Services shall provide the Services in accordance with this Agreement and no other Equinix entity shall be jointly or severally liable with such Equinix Company for the performance of the Services.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 8 of 13

10.	DEFINITIONS

Capitalized terms used herein but not otherwise defined will have the meaning ascribed to them in this Section 10 or the applicable master service agreement.

Accompanying Person: Each person (other than an employee of Equinix) accompanied by an Authorized Person while at an IBX Center.

Affiliate: As to a Party, any entity controlling, controlled by, or under common control with such Party, where the term “control” and its correlative meanings, “controlling,” “controlled by,” and “under common control with,” means the legal, beneficial or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the aggregate of all voting equity interests in an entity.

Associated Entity: Means (i) each individual, company, partnership or other entity of any type which employs, contracts with, or is otherwise associated or affiliated with Customer, Authorized Persons or Accompanying Persons, (ii) any of Customer’s end users and (iii) Sublicensees,

Authorized Person: Each person included on the most recent list of Authorized Persons given to Equinix by Customer in accordance with the Policies.

Billing Commencement Date: For a Service ordered in an Order (other than Online Orders or Phone Orders), the date designated in the Order as the Billing Commencement Date or if there is no date designated in the Order, then the date on which the Service is delivered. For a Service ordered in an Online Order or Phone Order, the date Equinix begins providing the Service to Customer, unless otherwise agreed to by the Parties in the Order.

Cross-Connect: A physical or wireless interconnection within an IBX Center that (i) exits Customer’s cage or (ii) connects Customer to another Equinix customer.

Customer’s Equipment: All network, computer and other equipment provided, owned or controlled by Customer, Customer’s Affiliates, Customer’s Authorized Persons. Accompanying Persons or Associated Entitles (including wiring and connections between such equipment and Customer’s demarcation equipment) excluding Cross-Connects or Equinix’s demarcation equipment.

Equinix Company: An Affiliate of Equinix Inc.

Equinix Parties: Equinix and the Affiliates, owners, officers, directors, employees, and agents of Equinix.

IBX Centers: The International Business Exchange Centers in which Customer receives Services from Equinix pursuant to an Order.

Licensed Space: The areas which, for Services being provided in a common law jurisdiction, are licensed by Customer or, for Services being provided in a civil law jurisdictions are made available to Customer with permission to access and use, in each case under this Agreement and the Orders,

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 9 of 13

and as identified in the Orders as to the amount of space. For each Licensed Space, Equinix will determine at all times the exact location in the IBX Centers where the Licensed Space will be located, and Equinix will notify Customer accordingly.

MSA Signatories: The Equinix Company and Customer Affiliate that are the signatories to a master service agreement.

Online Order: An Order placed via an Equinix customer care website or email, to be effective only after Equinix accepts it in accordance with Equinix’s applicable procedures or Equinix begins providing the Services ordered under the Online Order.

Order: An order for services prepared by Equinix, or an amendment thereto that is incorporated into this Agreement by reference; which describes the Services. Orders are not valid until signed by both Parties, except for Online and Phone Orders. Equinix is under no obligation to accept an Order unless otherwise specified, reference to Order(s) shall also include Online Orders and/or Phone Orders.

Phone Order: An Order placed over the phone, where available, will be effective only after Equinix accepts it in accordance with Equinix’s applicable procedures or when Equinix begins providing the Services.

Policies: Equinix’s procedures, rules, regulations, security practices and policies for the IBX Centers, as amended from time to time.

Services: All services, goods and other offerings provided by Equinix under an Order pursuant to this Agreement.

Service Fees: Charges and fees for Services charged to Customer by Equinix, exclusive of Taxes.

Smart Hands: Services that are defined as Smart Hands Services under the Policies.

Sublicensee: A customer of Customer or other third party who (i) sublicenses all or part of the Licensed Space from Customer, if such Licensed Space is located in a common law jurisdiction, or (ii) is able to access and use all or part of the Licensed Space as made available by Customer, if such Licensed Space is located in a civil law jurisdiction.

Taxes: Sales, use, transfer, privilege, excise, consumption tax, Value Added Tax (“VAT”) or Goods and Services Tax (“GST”) as applicable, and other similar taxes and duties, whether foreign, national, state or local, however designated, levied or imposed (whether as a deduction, withholding or payment) now in force or enacted in the future, which apply to the Services performed by Equinix for Customer or to Customer for its operations and use of the Services, but excluding taxes on Equinix’s net income.

Term: The duration of this Agreement, as determined under Section 6(a) of this Agreement.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 10 of 13

CUSTOMER TO COMPLETE: Acknowledged and agreed
Customer Company Name:	The Endurance International Group (Complete Legal Name)

Authorized Signature:	/s/ Ronald A. LaSalvia

Printed Name:	Ronald A. LaSalvia

Title:	EVP, Operations

EQUINIX TO COMPLETE:

Acknowledged and agreed.

Authorized Signature:	/s/ Robert Ponticelli

Printed Name:	Robert Ponticelli

Title:

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 11 of 13

EQUINIX SERVICE LEVEL AGREEMENT

EXHIBIT A TO GLOBAL TERMS AND CONDITIONS

The purpose of this Service Level Agreement (“SLA”) is to define the measurable performance levels for the provision of Equinix Services and specify remedies available to Customer if Equinix falls to achieve these levels. Words capitalized but not defined in this SLA will have the meaning defined in the Agreement.

1.	POWER SERVICES

[**] Power at [**]+% availability. This is met by achieving less than [**] of Unavailability over a [**] period (“[**] Power SLA Threshold”) per [**]. For the purposes of this paragraph, a [**] Power Service is considered Unavailable when a functioning [**] that includes [**] provided [**] capability is powered by [**] from [**], and [**] experience a [**] in electrical power such that the [**] experiences an [**] in electrical power. Subject to Section 4, if unavailability exceeds the [**] Power SLA Threshold, Customer will be entitled to a [**] equal to [**] of the [**] for the [**] and [**] for the [**] attached thereto (“[**]”). Further, Customer will be entitled to an [**] equal to [**] of [**] for the affected [**] for every [**] of Unavailability beyond the [**] Power SLA Threshold.

[**] Power at [**]+% availability. This is met by achieving less than [**] of unavailability over a [**] period (“[**] Power SLA Threshold”) per [**]. For the purposes of this paragraph, a [**] Power Service is considered unavailable when a functioning [**] is powered by [**], and the [**] experiences an [**] in electrical [**] such that the [**] experiences an [**] in electrical [**]. Subject to Section 4, if unavailability exceeds the [**] Power SLA Threshold, Customer will be entitled to a [**] equal to [**] of the [**] for the affected [**]. Further, Customer will be entitled to an additional [**] for the affected [**] for every [**] of unavailability beyond the [**] Power SLA Threshold.

2.	LICENSED SPACE ENVIRONMENTAL SERVICES

Temperature at [**]+% availability. This is met by achieving less than [**] of Unavailability over a [**] period (“Temperature SLA Threshold”) per [**]. For the purposes of this paragraph, temperature is considered unavailable when the temperature [**] or [**]. Subject to Section 4, if unavailability exceeds the Temperature SLA Threshold, Customer will be entitled to a [**] equal to [**] of the [**] for the affected [**]. Further, Customer will be entitled to an additional [**] equal to [**] of [**] for the affected [**] for every [**] of Unavailability beyond the Temperature SLA Threshold.

Humidity at [**]+% availability. This is met by achieving less than [**] of Unavailability over a [**] period (“Humidity SLA Threshold”) per [**]. For the purposes of this paragraph, Humidity is considered Unavailable when the humidity [**] percent ([**]%) or [**] percent ([**]%). Subject to Section 4, if Humidity Unavailability exceeds the Humidity SLA Threshold, Customer will be entitled to a [**] equal to [**] of the [**] for the affected [**]. Further, Customer will be entitled to an additional [**] equal to [**] of [**] for the affected [**] for every [**] of Unavailability beyond the Humidity SLA Threshold.

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 12 of 13

3.	CROSS-CONNECT

Cross Connect service at [**]+% availability. This is met by achieving less than [**] of Unavailability over a [**] period (“Cross-Connect SLA Threshold”) per Cross-Connect. A Cross-Connect is considered Unavailable when the [**] that Equinix uses for the Cross-Connects [**] and the [**] of the Cross-Connect are not able to [**] due to the [**] of the [**]. Subject to Section 4, if Cross-Connect Unavailability exceeds the Cross-Connect SLA Threshold, Customer will be entitled to a [**] equal to the [**] for the affected [**].

4.	GENERAL

Notwithstanding anything to the contrary in this Attachment or the Agreement the following previsions apply to all Services:

The [**] set forth in this Attachment are Customer’s [**] remedy if Equinix fails to meet the [**] stated herein, and in any calendar month the maximum [**] to which Customer shall be entitled for any Service will not exceed the [**] for such Service. All periods of unavailability must be [**], and approved [**] will be applied by Equinix to the [**] for the [**] following the [**] in which the [**] was approved. The period of Unavailability is measured from [**] of the incident to the time the Unavailability [**] as confirmed by [**]. For avoidance of doubt, Equinix measures Temperature and Humidity unavailability between [**] from the [**] and no [**] than [**] from the [**] side of a [**]. Customer shall not be entitled to a [**] if the event or condition that would have otherwise given rise to the [**] was caused by any of the following: acts of God, war or acts of terrorism, labor strikes or other labor action, fire, flood, earthquake, landslide, earth movement, hurricane, typhoon, tsunami, volcanic eruption or other natural disaster, riot or civil unrest, official orders from Judicial, law or civil authorities, scheduled maintenance windows, Customer’s equipment, actions or inactions of Customer or its representatives, actions or inactions outside of Equinix’s reasonable control; or if Customer does not request a [**] from Equinix in writing at the appropriate country contact specified below within [**] after the incident entitling Customer to a [**] has been remedied.

UNITED STATES: unless otherwise designated by Equinix, the Service Desk - North America can be reached 1) via email to [**]; 2) via telephone [**] (+[**]) or 3) via website [**].

EUROPE: unless otherwise designated by Equinix, the Equinix Service Desks can be reached as follows:

COUNTRY	TELEPHONE	EMAIL
[**]	+[**]	[**]
[**]	+[**]	[**]
[**]	+[**]	[**]
[**]	+[**]	[**]
[**]	+[**]	[**]
[**]	+[**]	[**]

ASIA-PACIFIC: Equinix Asia-Pacific Network Operations Center can be reached 1) via email to [**]; 2) via telephone +[**].

Equinix GTC May 15, 2011	Equinix Proprietary and Confidential	Page 13 of 13

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

Section A: Additions		NRC	MRC	NRC	MRC
POW00181 [**]	[**]	[**]	[**]	[**]	[**]
Maximum Power Draw (kVA)	[**]
				[**]	[**]

		Qty	Serial Number	Order Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change					MRC	MRC
CAG10010	Standard Private Cage	1	20160-149983896	R-112283	[**]	[**]	2014-12-01
POW10006	[**]	[**]	1-8947731	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121091	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979771	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947691	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947891	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121211	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947811	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947851	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947771	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947971	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045691	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8947931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121291	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120811	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120851	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121251	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8922891	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121331	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121371	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121411	R-112283	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

POW10006	[**]	[**]	1-8923011	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9046011	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979531	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979611	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8922931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8922971	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979491	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045891	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045811	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979651	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-8979571	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121971	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7239931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7244371	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121451	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121491	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045971	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121531	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045851	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7271131	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7275571	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7248851	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7253291	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7257731	R-112283	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

POW10006	[**]	[**]	1-7262131	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121771	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121731	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7280051	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121811	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121611	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121571	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-7266571	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121651	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121011	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120971	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045771	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121051	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121891	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121851	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457928	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457952	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457880	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457904	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457784	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457808	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457760	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120771	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457832	R-112283	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

POW10006	[**]	[**]	1-47457856	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045931	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121691	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120891	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9045731	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121131	R-112283	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9121171	R-112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187228	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	7188716	R-112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	7188712	R-112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	7188714	R-112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	7188715	R-112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187214	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187213	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187232	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187233	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187217	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187216	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187215	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187218	112283	[**]	[**]	2014-11-30
POW10009	[**]	[**]	2187219	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	7188707	R-112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187230	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187229	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	7188717	R-112283	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

POW10010	[**]	[**]	2187237	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187238	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187220	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187235	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	7188709	R-112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187234	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187222	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187236	112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	7188710	R-112283	[**]	[**]	2014-11-30
POW10010	[**]	[**]	2187221	112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	7344297	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	7344298	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	7344306	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	7344308	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	7344307	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	14127959	R-112283	[**]	[**]	2014-11-30
POW10045	[**]	[**]	14127960	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	7344301	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	7344300	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	7344312	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	7344310	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	14127961	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	14127962	R-112283	[**]	[**]	2014-11-30
POW10046	[**]	[**]	7344311	R-112283	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

Section Total	[**]	[**]

		Qty	Unit Pricing (USD)		Total Charges (USD)		Effective Date
Section D: Continuing Services			NRC	MRC	NRC	MRC
Contract No. 112283
CAB10001	[**]	[**]	[**]	[**]		[**]	2014-12-01

Contract No. R-112283
CAB00134	[**]	[**]		[**]		[**]	2014-12-01
CAB10001	[**]	[**]		[**]		[**]	2014-12-01
CAB10001	[**]	[**]		[**]		[**]	2014-12-01
CAB10001	[**]	[**]		[**]		[**]	2014-12-01
CAB10001	[**]	[**]		[**]		[**]	2014-12-01
Subsection Total					[**]	[**]
Grand Total					[**]	[**]

GENERAL TERMS AND CONDITIONS

Order Introduction

This Replacement Order (the “Order”) is between Equinix LLC if this Order is for Licensed Space and Services delivered in Canada (in either case, “Equinix”) and the customer entity executing this document (“Customer”), who wishes to order the products and/or services set forth above (each product and service a “Service”). This Order shall be of no force or effect unless (a) it is executed by both Parties and (b) the Parties have entered into a Master Country Agreement (“MCA”) (defined below) (under which this Order is executed) that is currently in effect as of the Order Effective Date (defined below).

This Order is governed by and incorporated by reference into the applicable MCA. Customer agrees that it shall be bound by the terms and conditions contained in the Equinix IBX Center Policies, which can be found at www.equinix.com/ibxpolicies.

AS OF THE ORDER EFFECTIVE DATE, THIS ORDER REPLACES AND SUPERSEDES THE ORDER(S) NUMBER(S) SET FORTH ABOVE AS “ORDER REFERENCE # AND CONTRACT NO.” (INCLUDING ANY ONLINE OR

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

PHONE ORDERS RELATED TO OR INCORPORATED BY REFERENCE INTO SUCH ORDER(S)) (“CANCELED ORDERS”), AND THE CANCELED ORDERS SHALL NO LONGER BE OF ANY FORCE OR EFFECT. ADDITIONALLY, THIS ORDER HEREBY INCORPORATES BY REFERENCE ALL ORDERS ISSUED AND PLACED PRIOR OR SUBSEQUENT TO THE ORDER EFFECTIVE DATE THAT REFERENCE OR ARE RELATED TO THE CANCELED ORDERS.

Order Term

This Order shall commence on the Order Effective Date. The Initial Term will commence on the Effective Date and will terminate at the end of the month in which the Initial Term expires. For example, if the Effective Date is March 5, 2012, and the Initial Term is three (3) years then the Order will terminate on March 31, 2015.

For additional Licensed Space and Services installed in the Cage, the term will be concurrent with the term of this Order, and such Services will be incorporated by reference into and governed by the terms and conditions of this Order.

After the Initial Term, the term will automatically renew for additional terms of twelve (12) months each, unless either Party provides written termination notification to the other Party at least ninety (90) days prior to the end of the then-current term, in which event this Order will terminate at the end of then-current term.

Notwithstanding anything in this Order or the MCA to the contrary, if the MCA has a date-certain expiration date or if either Party notifies the other that it intends not to renew the MCA pursuant to the terms thereto, then this Order will remain in effect after the MCA expires and all of the terms and conditions of the MCA (including all limitation of liability and indemnification provisions) will continue to apply to this Order and all Licensed Space and Services until this Order expires or terminates at the end of the then-current term.

Prices and Billing

Customer’s obligation to pay the MRC and NRC for each Service set forth herein shall begin on the Effective Date. All invoices will be paid in U.S. Dollars (or the local currency equivalent as indicated).

Notwithstanding anything in this Order to the contrary, after the first [**] of the Initial Term and for every [**] thereafter, Equinix may change the Fees for all Licensed Space and Services at a rate not to exceed [**] percent ([**]%) per year. However, if Equinix’s direct [**] increase by more than [**] percent ([**]%) per year, Equinix may increase Customer’s Fees for [**] by such [**].

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

Prices shown above do not include any Taxes, surcharges and shipping charges, which are the responsibility of the Customer.

Unless otherwise specified in the Agreement, if Customer wishes to dispute any charge billed to Customer by Equinix (“Disputed Amount”), Customer must submit a good faith claim regarding the Disputed Amount with documentation as may reasonably be required to support the claim within [**] days of receipt of the initial invoice sent by Equinix regarding the Disputed Amount. If Customer does not submit a documented claim within [**] days of receipt of the initial invoice sent by Equinix regarding such Disputed Amount, notwithstanding anything in this Order to the contrary, Customer waives [**] rights to dispute the Disputed Amount, and Customer waives [**] rights to file a claim thereafter of any kind relating to such Disputed Amount (and Customer also waives [**] rights to otherwise claim that it does not owe such Disputed Amount or to seek any set-offs or reimbursements or other amounts of any kind based upon or relating to such Disputed Amount). If the MCA includes a provision that specifically describes the processes relating to Customer’s ability to dispute billed charges, then this paragraph will be of no force and effect.

Pricing Sections

Section A: Additions - These Licensed Space and Services, if any, will start billing on December 1, 2014.

Section B: Deletions - These Licensed Space and Services, if any, will stop billing on the date specified in the last column of Section B above, entitled “Effective Date”.

Section C Price Change - These Licensed Space and Services, if any, will have their prices changed on the date specified in the last column of Section C above, entitled “Effective Date”.

Section D: Continuing Services - These Licensed Space and Services, if any, will not have their prices changed pursuant to this Order.

Power Limitations

Customer may not draw more than the [**] amount set out above (the “Power Cap”). If the power draw [**] the Power Cap, Equinix may provide written notification to Customer and/or require Customer to [**] the power draw to the Power Cap within [**]. If Customer does not resolve the situation with a mutually agreeable plan, Equinix may suspend Customer’s power until the power draw is [**] the Power Cap. Alternatively, the Parties may agree to [**] to [**].

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

Definitions

IBX Center: The International Business Exchange Center (formerly Internet Business Exchange Center) identified at the top of this Order.

Cage: The cage in the IBX Center in which the Licensed Space is provided and the Services are delivered by Equinix. If the cage is a shared cage, “Cage” will refer to the cabinets in the shared cage that are licensed by Customer.

Initial Term (In Months): Twenty-Four (24) Months.

MCA: The Master Country Agreement (or the document with a similar function if no document entitled Master Country Agreement has been signed by the Parties, e.g. “MSA”) between Customer and Equinix, or one if its subsidiaries if Equinix is not a signatory, that remains in effect during the term of the Order.

MRC: Monthly-recurring charges.

NRC: Non-recurring charges.

Order Effective Date: The date this Order is signed by both Parties. Where this Order is signed on different dates by Equinix and the Customer, the latter date of signature shall be the Order Effective Date.

Sending Instructions

1)	Fax a signed copy of this Order to [**], or

2)	Email to [**].

(If the file size is larger than 10mb, please separate into multiple documents or zip files).

Conclusion

While Equinix is under no obligation to execute this Order, Customer acknowledges that Equinix may refuse to execute this Order if Customer delivers it to Equinix after the “Valid Until” date set forth above.

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147634 November 18, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] [**] Direct Fax

Footer

Replacement Order_110712

THE ENDURANCE INTERNATIONAL GROUP				EQUINIX

Signature:	/s/ John Mone	Billing Contact Name:	AP-Endurance	Signature:	/s/ Brock Bryan
Name:	John Mone	Billing Address: [**]		Name:	Brock Bryan
Title:	Chief Information Officer	Phone Number:		Title:
Date:	11/26/14	E-mail Address: [**]		Date:	2014.12.02

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

Description	Qty	Order Reference #	Unit Pricing (USD)		Total Charges (USD)
Section A: Additions			NRC	MRC	NRC	MRC
POW00181 [**]	[**]		[**]	[**]	[**]	[**]
Maximum Power Draw (kVA)	[**]
Section Total					[**]	[**]

		Qty	Serial Number	Order Reference #	Unit Pricing (USD)	Total Charges (USD)	Effective Date
Section B: Deletions					MRC	MRC
CAB10001	[**]	[**]	0501-10686739	R-111925	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
CAB10001	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
POW10006	[**]	[**]	[**]	[**]	[**]	[**]	2014-11-30
Section Total						[**]

		Qty	Serial Number	Order Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change					MRC	MRC
CAG10010	[**]	[**]	20230-1- 7014691	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	L CHAIN_32 6	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	L CHAIN_12 599	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	1961626	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	9556814	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	M12876976	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	M12877041	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	9179817	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	L_CHAIN_12 601	R-111925	[**]	[**]	2014-12-01

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

CC10001	[**]	[**]	L_CHAIN_32 4	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	8336840	R-111925	[**]	[**]	2014-12-01
CC10001	[**]	[**]	L_CHAIN_53 43	R-111925	[**]	[**]	2014-12-01
POW00051	[**]	[**]	7563653	R-111925	[**]	[**]	2014-11-30
POW00051	[**]	[**]	7563650	R-111925	[**]	[**]	2014-11-30
POW00058	[**]	[**]	7563668	R-111925	[**]	[**]	2014-11-30
POW00058	[**]	[**]	7563654	R-111925	[**]	[**]	2014-11-30
POW10001	[**]	[**]	1-9344211	R-111925	[**]	[**]	2014-11-30
POW10001	[**]	[**]	1-9344131	R-111925	[**]	[**]	2014-11-30
POW10001	[**]	[**]	1-9344291	R-111925	[**]	[**]	2014-11-30
POW10001	[**]	[**]	1-9344171	R-111925	[**]	[**]	2014-11-30
POW10001	[**]	[**]	1-9344251	R-111925	[**]	[**]	2014-11-30
POW10002	[**]	[**]	1-9344171-R	R-111925	[**]	[**]	2014-11-30
POW10002	[**]	[**]	1-9344291-R	R-111925	[**]	[**]	2014-11-30
POW10002	[**]	[**]	1-9344251-R	R-111925	[**]	[**]	2014-11-30
POW10002	[**]	[**]	1-9344211-R	R-111925	[**]	[**]	2014-11-30
POW10002	[**]	[**]	1-9344131-R	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989615	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989231	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457640	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989351	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989375	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989447	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989423	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9046411	R-111925	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

POW10006	[**]	[**]	1-49989471	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989087	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989111	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457688	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49988943	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457976	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458000	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458024	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989063	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457712	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989519	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989543	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989399	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49988967	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49988991	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989015	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989495	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458072	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9120411	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-9046051	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989303	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989159	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458240	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49988918	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458096	R-111925	[**]	[**]	2014-11-30

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

POW10006	[**]	[**]	1-49989135	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989591	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989183	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989327	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989567	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989279	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47457736	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-49989207	R-111925	[**]	[**]	2014-11-30
POW10006	[**]	[**]	1-47458048	R-111925	[**]	[**]	2014-11-30
POW10009	[**]	[**]	1-47457664	R-111925	[**]	[**]	2014-11-30
POW10009	[**]	[**]	1-47457616	R-111925	[**]	[**]	2014-11-30
POW10045	[**]	[**]	14128566	R-111925	[**]	[**]	2014-11-30
POW10045	[**]	[**]	15352249	R-111925	[**]	[**]	2014-11-30
POW10045	[**]	[**]	14127720	R-111925	[**]	[**]	2014-11-30
POW10045	[**]	[**]	15397770	R-111925	[**]	[**]	2014-11-30
POW10046	[**]	[**]	14127722	R-111925	[**]	[**]	2014-11-30
POW10046	[**]	[**]	15352247	R-111925	[**]	[**]	2014-11-30
POW10046	[**]	[**]	15397769	R-111925	[**]	[**]	2014-11-30
POW10046	[**]	[**]	14128567	R-111925	[**]	[**]	2014-11-30
Section Total					[**]	[**]

		Qty	Unit Pricing (USD)		Total Charges (USD)		Effective Date
Section D: Continuing Services			NRC	MRC	NRC	MRC
Contract No. R-111925
CAB00134	[**]	[**]		[**]		[**]	2014-12-01
CAB10001	[**]	[**]		[**]		[**]	2014-12-01

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

CAB10001	[**]	[**]	[**]		[**]	2014-12-01
CAB10001	[**]	[**]	[**]		[**]	2014-12-01
Section Total				[**]	[**]
Grand Total				[**]	[**]

GENERAL TERMS AND CONDITIONS

Order Introduction

This Replacement Order (the “Order”) is between Equinix LLC if this Order is for Licensed Space and Services delivered in Canada (in either case, “Equinix”) and the customer entity executing this document (“Customer”), who wishes to order the products and/or services set forth above (each product and service a “Service”). This Order shall be of no force or effect unless (a) it is executed by both Parties and (b) the Parties have entered into a Master Country Agreement (“MCA ”) (defined below) (under which this Order is executed) that is currently in effect as of the Order Effective Date (defined below).

This Order is governed by and incorporated by reference into the applicable MCA. Customer agrees that it shall be bound by the terms and conditions contained in the Equinix IBX Center Policies, which can be found at www.equinix.com/ibxpolicies.

AS OF THE ORDER EFFECTIVE DATE, THIS ORDER REPLACES AND SUPERSEDES THE ORDER(S) NUMBER(S) SET FORTH ABOVE AS “ORDER REFERENCE # AND CONTRACT NO.” (INCLUDING ANY ONLINE OR PHONE ORDERS RELATED TO OR INCORPORATED BY REFERENCE INTO SUCH ORDER(S)) (“CANCELED ORDERS”), AND THE CANCELED ORDERS SHALL NO LONGER BE OF ANY FORCE OR EFFECT. ADDITIONALLY, THIS ORDER HEREBY INCORPORATES BY REFERENCE ALL ORDERS ISSUED AND PLACED PRIOR OR SUBSEQUENT TO THE ORDER EFFECTIVE DATE THAT REFERENCE OR ARE RELATED TO THE CANCELED ORDERS.

Order Term

This Order shall commence on the Order Effective Date. The Initial Term will commence on the Effective Date and will terminate at the end of the month in which the Initial Term expires. For example, if the Effective Date is March 5, 2012, and the Initial Term is three (3) years then the Order will terminate on March 31, 2015.

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

For additional Licensed Space and Services installed in the Cage, the term will be concurrent with the term of this Order, and such Services will be incorporated by reference into and governed by the terms and conditions of this Order.

After the Initial Term, the term will automatically renew for additional terms of twelve (12) months each, unless either Party provides written termination notification to the other Party at least ninety (90) days prior to the end of the then-current term, in which event this Order will terminate at the end of then-current term.

Notwithstanding anything in this Order or the MCA to the contrary, if the MCA has a date-certain expiration date or if either Party notifies the other that it intends not to renew the MCA pursuant to the terms thereto, then this Order will remain in effect after the MCA expires and all of the terms and conditions of the MCA (including all limitation of liability and indemnification provisions) will continue to apply to this Order and all Licensed Space and Services until this Order expires or terminates at the end of the then-current term.

Prices and Billing

Customer’s obligation to pay the MRC and NRC for each Service set forth herein shall begin on the Effective Date. All invoices will be paid in U.S. Dollars (or the local currency equivalent as indicated).

Notwithstanding anything in this Order to the contrary, after the first [**] of the Initial Term and for every [**] thereafter, Equinix may change the Fees for all Licensed Space and Services at a rate not to exceed [**] percent ([**]%) per year. However, if Equinix’s direct [**] increase by more than [**] percent ([**]%) per year, Equinix may increase Customer’s Fees for [**] by such [**].

Prices shown above do not include any Taxes, surcharges and shipping charges, which are the responsibility of the Customer.

Unless otherwise specified in the Agreement, if Customer wishes to dispute any charge billed to Customer by Equinix (“Disputed Amount”), Customer must submit a good faith claim regarding the Disputed Amount with documentation as may reasonably be required to support the claim within [**] days of receipt of the initial invoice sent by Equinix regarding the Disputed Amount. If Customer does not submit a documented claim within [**] days of receipt of the initial invoice sent by Equinix regarding such Disputed Amount, notwithstanding anything in this Order to the contrary, Customer waives [**] rights to dispute the Disputed Amount, and Customer waives [**] rights to file a claim thereafter of any kind relating to such Disputed Amount (and Customer also waives [**] rights to otherwise claim that it does not owe such Disputed Amount or to seek any set-offs or

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

reimbursements or other amounts of any kind based upon or relating to such Disputed Amount). If the MCA includes a provision that specifically describes the processes relating to Customer’s ability to dispute billed charges, then this paragraph will be of no force and effect.

Pricing Sections

Section A: Additions - These Licensed Space and Services, if any, will start billing on December 1, 2014.

Section B: Deletions - These Licensed Space and Services, if any, will stop billing on the date specified in the last column of Section B above, entitled “Effective Date”.

Section C: Price Change - These Licensed Space and Services, if any, will have their prices changed on the date specified in the last column of Section C above, entitled “Effective Date”.

Section D: Continuing Services - These Licensed Space and Services, if any, will not have their prices changed pursuant to this Order.

Power Limitations

Customer may not draw more than the [**] amount set out above (the “Power Cap”). If the power draw [**] the Power Cap, Equinix may provide written notification to Customer and/or require Customer to [**] the power draw to the Power Cap within [**]. If Customer does not resolve the situation with a mutually agreeable plan, Equinix may suspend Customer’s power until the power draw is [**] the Power Cap. Alternatively, the Parties may agree to [**] to [**].

Definitions

IBX Center: The International Business Exchange Center (formerly Internet Business Exchange Center) identified at the top of this Order.

Cage: The cage in the IBX Center in which the Licensed Space is provided and the Services are delivered by Equinix. If the cage is a shared cage, “Cage” will refer to the cabinets in the shared cage that are licensed by Customer.

Initial Term (In Months): Twenty-Four (24) Months.

DocuSign Envelope ID: CCD72A04-FF28-4421-92AC-9047081B2609

BO1 EQUINIX IBX® REPLACEMENT ORDER

Price Quotation for Order Number Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP S-147609 November 20, 2014 January 01, 2015 USD 24 12	PREPARED BY: HORTON, MR. TIMOTHY [**] [**] Direct Fax	PREPARED FOR: Ryan Buckley [**] +[**] Direct Fax

MCA: The Master Country Agreement (or the document with a similar function if no document entitled Master Country Agreement has been signed by the Parties, e.g. “MSA”) between Customer and Equinix, or one if its subsidiaries if Equinix is not a signatory, that remains in effect during the term of the Order.

MRC: Monthly-recurring charges.

NRC: Non-recurring charges.

Order Effective Date: The date this Order is signed by both Parties. Where this Order is signed on different dates by Equinix and the Customer, the latter date of signature shall be the Order Effective Date.

Sending Instructions

1)	Fax a signed copy of this Order to [**], or

2)	Email to [**].

(If the file size is larger than 10mb, please separate into multiple documents or zip files).

Conclusion

While Equinix is under no obligation to execute this Order, Customer acknowledges that Equinix may refuse to execute this Order if Customer delivers it to Equinix after the “Valid Until” date set forth above.

Footer

Replacement Order_RMF_112014

THE ENDURANCE INTERNATIONAL GROUP				EQUINIX

Signature:	/s/ John Mone	Billing Contact Name:	AP-Endurance	Signature:	/s/ Brock Bryan
Name:	John Mone	Billing Address: [**]		Name:	Brock Bryan
Title:	Chief Information Officer	Phone Number:		Title:
Date:	11/26/14	E-mail Address: [**]		Date:	2014.12.02

Page 9 of 9